March 1, 2000

                         SUPPLEMENT TO THE PROSPECTUS OF
                             PIONEER MICRO-CAP FUND
                              DATED MARCH 30, 1999

Prospective investors should be aware that the fund may close to new investors if Pioneer Investment Management determines that such action is advisable in order to minimize the impact of new investments on the fund's investment strategy. Effective March 1, 2000, Pioneer intends to temporarily close the fund to new accounts after the end of the 15th calendar day after the fund reaches $225 million of total assets. Previously, the fund's policy had been to close the fund to new accounts after the net assets of the fund exceeded $150 million. During any period when the fund's net assets exceed $225 million, the fund will not accept new accounts until Pioneer determines that it will be able to invest such assets in accordance with the fund's investment objective and policies. While otherwise closed to new investments, the fund may permit (i) shareholders of record to make additional investments to an existing account,
(ii) purchases by certain employer-sponsored retirement plans and (iii) transfers of assets in connection with re-registration. Pioneer may amend this policy at any time. As of March 1, 2000, the net assets of the fund were approximately $145 million.








                                                                    8177-00-0300
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds